U.S. SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934


Date of Report (date of earliest event reported):
November 6, 2007


LEXIT TECHNOLOGY,
INC.
(Exact name of registrant as specified in its charter)


Colorado
(State or other jurisdiction of incorporation)

000-52503
None
(Commission File No.)
(IRS Employer
Identification No.)

7486 La Jolla Blvd., Suite 479
La Jolla, CA 92037
P: 877-565-0515
F: 302-861-3738

(Address and telephone number of principal executive offices and place of business)

 (Former name or former address, if changed since last report)

9595 Wilshire Blvd.
Beverly Hills, CA 90212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

?
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


?
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)


?
Pre-commencement communications pursuant to
Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))


?
Pre-commencement communications pursuant to
Rule 13ed-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

1


Section
1 -
Registrant's Business and Operations
Item
1.01
Entry Into a Material Definitive Agreement

On November 6, 2007, the Registrant entered into an
Asset Purchase Agreement with SmartWear
Technologies, Inc., based in San Diego, California, to purchase substantially all of the properties, rights, patents, trademarks and assets used by SmartWear
Technologies, Inc. in conducting its business of providing (i) RFID and GPS personal safety and security technology and (ii) information technology security, tracking and data solutions to various businesses and consumers.

The purchase price for the SmartWear Technologies, Inc. assets shall be a number of shares of the Registrant's common stock which will be equal to the number of shares of SmartWear Technologies, Inc.
common stock outstanding at the time of closing. In addition, SmartWear Technologies, Inc. has agreed to pay the Registrant's sole shareholder a total of $5,000 in exchange for his agreement to surrender all of his shares of the Registrant's common stock for cancellation at the time of closing. As a result of these transactions (the "Transactions"), the shares of the Registrant's common stock issued to SmartWear
Technologies, Inc. will represent 100% of the Registrant's outstanding common stock after the completion of the Transactions.

The closing of the Transactions is scheduled to take place within five (5) days after the date when each of the conditions to closing set forth in the Purchase
Agreement have been fulfilled (or waived by the party entitled to waive such condition), including, among others, the approval of the sale of assets by the stockholders of SmartWear Technologies, Inc., and the effectiveness of a Registration Statement on Form S-4 which will be filed with the Securities and Exchange
Commission to register the shares being issued to SmartWear Technologies, Inc.

The existing sole officer and director of the Registrant will resign upon the closing of the Transactions and a new management team and new Board of Directors consisting of individuals to be designated by SmartWear Technologies, Inc. will be appointed.

The Asset Purchase Agreement has been filed as an exhibit to this Report on Form 8-K and the description of the Asset Purchase Agreement set forth above is qualified in its entirety by reference to such exhibit.

Section
9 -
Financial Statements and Exhibits
Item
9.01
Financial Statements and Exhibits


(c)
Exhibits


2.1
Asset Purchase Agreement, dated November 6,
2007, by and among Lexit Technology, Inc. and SmartWear Technologies, Inc.






2



SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Lexit Technology, Inc.





Dated:  November 6,
2007
By:
/s/ AL KENNEDY



Name: AL KENNEDY



Title: President







































3




EX-2.1 2





ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement ("Agreement") is made as of the 6st day of November, 2007, by and between Lexit Technology, Inc. a Colorado corporation
("Lexit") maintaining a business address of 9595
Wilshire Blvd., Beverly Hills, CA 90212, AL
Kennedy, an individual maintaining a business address at 9595 Wilshire Blvd., Beverly Hills, CA 90212 (the
"Stockholder") and SmartWear Technologies, Inc., a
Delaware corporation ("SWT") with its principal business offices located at 10120 S. Eastern Ave., Suite
200, Henderson, NV 89052.
	WHEREAS, SWT is in the business of
providing (i) RFID and GPS personal safety and security technology and (ii) information technology security, tracking and data solutions to various businesses and consumers (collectively, the
"Business");

        WHEREAS, the Stockholder owns all of the outstanding shares of the common stock of Lexit;

        WHEREAS, Lexit desires to purchase from
SWT, and SWT desires to sell to Lexit substantially all of the properties, rights and assets used by SWT in conducting the Business, all upon and subject to the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the
mutual promises hereinafter set forth and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

        1.  Purchase and Sale and Delivery of the
SWT Assets.

                1.1.  Purchase and Sale of the
SWT Assets.

                        (a)  SWT
Assets. Subject to and upon the terms and conditions of this Agreement and excluding the assets retained by SWT as set forth in Section 1.1(b) herein, SWT shall sell, transfer, convey, assign and deliver, to Lexit, and Lexit shall purchase from SWT, all of the properties, rights and assets, of every kind and nature, real, personal or mixed, tangible or intangible, wherever located, which are owned, leased, licensed or used by SWT in the conduct of the Business and which exist on the "Closing Date" (as defined in Section 1.5 below)
(collectively, the "SWT Assets"), including, without limitation, the following assets:

                                  (i)  all office
supplies and similar materials (the "Supplies");

                                  (ii)  all
contracts, agreements, leases, arrangements and/or commitments of any kind, whether oral or written, relating to the SWT Assets (the "SWT Contracts");

                                  (iii)  all
customer lists, files, records and documents (including credit information) relating to customers and vendors of the Business and all other business, financial and employee books, records, files, documents, reports and correspondence relating to the Business (collectively, the "Records");

                                  (iv)  all
rights of SWT, if any, under express or implied warranties from the suppliers of SWT in connection with the SWT Assets;

                                  (v)  all
furnishings, furniture, fixtures, tools, machinery, equipment and leasehold improvements owned by SWT and related to the SWT Assets, whether or not reflected as capital assets in the accounting records of SWT
(collectively, the "Fixed Assets");

                                  (vi)  all
patents, trademarks, tradenames, service marks, copyrights and applications therefor which are owned by SWT and related to the SWT Assets and/or the operation of the Business;

                                  (vii)  all
computers, computer programs, computer databases, hardware and software owned or licensed by SWT and used in connection with the SWT Assets and/or the operation of the Business;

                                  (viii)  all
municipal, state and federal franchises, licenses, authorizations and permits of SWT which are necessary to operate or are related to the SWT Assets;

                                  (ix)  all
prepaid charges, deposits, sums and fees of SWT relating to the SWT Assets or arising out of the operation of the Business;

                                  (x)  all
claims and rights of SWT related to or arising from the SWT Assets or arising out of the operation of the Business;

                                  (xi)  all cash
and cash equivalents;

                                  (xii)  account
s receivable and rights to payment related to or arising out of the conduct of the Business;

                                  (xiii)  all of
the goodwill of the Business; and

                                  (xiv)  all
other assets and properties of any nature whatsoever held by SWT either directly or indirectly, and used in, allocated to, or required for the conduct of the Business.

                        (b)  Retained
Assets. Notwithstanding anything to the contrary set forth in this Agreement, the following assets of SWT
(the "Retained Assets") are not included in the sale of SWT Assets contemplated hereby: (i) the Purchase
Price (as hereinafter defined) and the other rights of SWT under or relating to this Agreement, (ii) the corporate minute books, stock records, qualification to conduct business as a foreign corporation, and other documents relating to the formation, maintenance or existence as a corporation of SWT, except that SWT agrees that it will provide copies of any such document from the corporate minute books as reasonably requested by Lexit which Lexit believes are necessary for the use and operation of the SWT Assets and the conduct of the Business after the Closing Date.

                1.2.  Purchase Price.  The
purchase price for the SWT Assets (the "Purchase
Price") shall be a number of shares (the "Shares") of Lexit's common stock, $0.001 par value (the "Lexit
Common Stock") that is equal to the number of shares of the common stock of SWT issued and outstanding at the time of the Closing. The Parties hereto intend that the Shares to be issued to SWT shall represent one hundred percent (100%) of Lexit's outstanding
Common Stock after the completion of this transaction, including the Share Cancellation (as defined below).

                1.3.  Assumption of Liabilities.

                        (a)  Assumed
Liabilities. Effective as of the Effective Date, Lexit agrees to assume and to pay, perform and discharge all liabilities and obligations of SWT, except the liabilities and obligations described in Section 1.3(b) below. The liabilities and obligations assumed by Lexit will include, but not be limited to (i) the fees and expenses of SWT's counsel, accountants and other experts and all other expenses incurred by SWT incident to the negotiation, preparation and execution of this Agreement and any agreement entered into in connection herewith and the performance by SWT of its obligations hereunder or thereunder, (ii) arising under SWT Contracts on and after the Closing Date and with respect to the use and operation of the SWT Assets by Lexit after the Closing Date and (iii) the obligation to issue shares of Lexit Common Stock in accordance with the terms of any options, warrants or convertible securities (the "Assumed Liabilities").

                        (b)  Liabilities Retained
by SWT. Lexit shall not assume, be liable for or pay, and none of the SWT Assets shall be subject to, and SWT shall retain, be unconditionally liable for and pay, any liability or obligation (whether known or unknown, matured or unmatured, stated or unstated, recorded or unrecorded, fixed or contingent, currently existing or hereafter arising) of SWT, under or in connection with the Retained Assets.

                1.4.  Share Cancellation.  The
Stockholder agrees that at the Closing, Stockholder shall surrender for cancellation all of the shares of Lexit
Common Stock (the "Lexit Shares") owned by him (the
"Share Cancellation") in consideration of a Five
Thousand ($5,000) payment (the "Share Payment") which shall be shall be paid to the Stockholder on the tenth (10th) day following the date of the execution of this Agreement provided that during such ten (10) day period (i) no action, suit or proceeding or threat to bring any action, suit or proceeding has been made by any third party challenging or seeking to restrain, prohibit or obtain damages as a result of or in connection with the transactions that are the subject of this Agreement and (ii) no claim has been made by a third party alleging an ownership interest in or a right to acquire the Lexit Shares. If the Share Payment is not made to Shareholder by reason of a matter set forth in clause (i) or (ii) above, the Share Payment shall be made at Closing. Pending the Closing, the certificate(s) representing the Lexit Shares (together with stock power(s) duly executed in blank) shall be held in escrow by SWT's counsel and shall be released to (x)
Lexit at the Closing and (y) to Shareholder in the event of a termination of this Agreement. In the event that this Agreement is terminated for any reason other than the breach by SWT, the Stockholder shall return any payments made pursuant to this Section 1.4 to SWT within five (5) business days of such termination.

                1.5.  Closing.  The closing (the
"Closing") of the transactions contemplated by this Agreement shall take place at the offices of SWT in Henderson, Nevada, within five (5) days after the date when each of the conditions set forth in Section 6 shall have been fulfilled (or waived by the party entitled to waive such condition) or such other time or date or such other location as the parties may mutually agree (the
"Closing Date").

        2.  Representations and Warranties of
SWT. Except as set forth in the corresponding sections or subsections of the SWT Disclosure Schedule annexed hereto as Appendix I (the "SWT Disclosure
Schedule"; sometimes referred to herein as a "Disclosure Schedule"), SWT hereby represents and warrants to Lexit, that:

                2.1.  Organization, Good
Standing and Qualification. Each of SWT and its Subsidiaries (as defined below) is a corporation duly organized, validly existing as a corporation and in good standing under the laws of its respective jurisdiction of incorporation. SWT and each of its Subsidiaries has all requisite power and authority to own and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing in each jurisdiction where the ownership or operation of its properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing is not, when taken together with all other such failures, reasonably likely to have a material adverse effect on its business, financial condition, operating results or prospects (a "Material Adverse Effect"). SWT has made available to Lexit a complete and correct copy of its certificate of incorporation and by-laws (the
"Organizational Documents"), each as amended to date. Such Organizational Documents as so made available are in full force and effect.

        As used in this Agreement, (i) the term
"Subsidiary" means any entity, whether incorporated or unincorporated, of which at least fifty percent of the securities or ownership interests having by their terms ordinary voting power to elect at least fifty percent of the board of directors or other persons performing similar functions is directly or indirectly owned by such party or by one or more of its respective Subsidiaries or by such party and any one or more of its respective
Subsidiaries, (ii) reference to "the other party" means, with respect to SWT, Lexit and Stockholder and means with respect to Lexit and Stockholder, SWT, and (iii) the term "Person" means an association, corporation, estate, general partnership, governmental entity (or any agency, department or political subdivision thereof), individual, joint stock company, joint venture, limited liability company, limited partnership, trust, or any other organization or entity.

                2.2.  Capital Structure.  The
authorized capital stock of SWT consists of 50,000,000 shares of Common Stock, $.0001 par value (the "SWT
Common Stock") of which 23,060,765 shares were issued and outstanding and no shares were held in treasury as of the date of this Agreement and 20,000,000 shares of Preferred Stock, $.0001 par value, of which no shares were outstanding as of the date of this Agreement. All of the outstanding shares of SWT
Common Stock have been duly authorized and are validly issued, fully paid and nonassessable. SWT has no shares reserved for issuance. Except as set forth in
Section 2.2 of the SWT Disclosure Schedule, SWT has no shares of SWT Common Stock or Preferred Stock reserved for issuance and there are no preemptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements or commitments to issue or sell any shares of capital stock or other securities of SWT or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire, any securities of SWT, and no securities or obligations evidencing such rights are authorized, issued or outstanding. SWT does not have outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote
(or convertible into or exercisable for securities having the right to vote) with its stockholders on any matter
("Voting Debt").

                2.3.  Corporate Authority;
Approval. SWT has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby, subject only to approval of this Agreement by the holders of a majority of the outstanding shares of SWT Common Stock (the
"SWT Requisite Vote"). This Agreement is a valid and binding agreement of SWT enforceable against SWT in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (the "Bankruptcy and Equity Exception"). The Board of Directors of SWT has unanimously approved this Agreement and the sale of the SWT Assets and the other transactions contemplated hereby.

                2.4.  Governmental Filings; No
Violations.

                        (a)  Other than the
filings and/or notices (i) described in Section 4.19 under the Securities Exchange Act of 1934, as amended
(the "Exchange Act") or the filing of a Registration
Statement under the Securities Act of 1933, as amended
(the "Securities Act"), (ii) to comply with state securities or "blue-sky" laws, (such filings and/or notices of SWT being the "SWT Governmental
Consents"), no notices, reports or other filings are required to be made by it with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by it from, any governmental or regulatory authority, court, agency, commission, body or other governmental entity ("Governmental Entity"), in connection with the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby, except those that the failure to make or obtain are not, individually or in the aggregate, reasonably likely to have a Material Adverse
Effect on it or prevent, materially delay or materially impair its ability to consummate the transactions contemplated by this Agreement.

                        (b)  The execution,
delivery and performance of this Agreement by SWT does not, and the consummation by it of the transactions contemplated hereby will not, constitute or result in (A) a breach or violation of, or a default under, its Organizational Documents or the Organizational
Documents governing any of its Subsidiaries, (B) a breach or violation of, or a default under, the acceleration of any obligations or the creation of a lien, pledge, security interest or other encumbrance on its assets or the assets of any of its Subsidiaries (with or without notice, lapse of time or both) pursuant to, any agreement, lease, contract, note, mortgage, indenture, arrangement or other obligation ("Contracts") binding upon it or any of its Subsidiaries or any law, statute, ordinance, regulation,, decree or order ("Laws") or governmental or non-governmental permit or license to which it or any of its Subsidiaries is subject or (C) any change in the rights or obligations of any party under any of its Contracts, except, in the case of clause (B) or
(C) above, for any breach, violation, default, acceleration, creation or change that, individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect on it or prevent, materially delay or materially impair its ability to consummate the transactions contemplated by this Agreement. Section
2.4(b) of its Disclosure Schedule sets forth a correct and complete list of its Contracts and Contracts of its Subsidiaries pursuant to which consents or waivers are or may be required prior to consummation of the transactions contemplated by this Agreement other than those where the failure to obtain such consents or waivers is not reasonably likely to have a Material
Adverse Effect on it or prevent or materially impair its ability to consummate the transactions contemplated by this Agreement.

                2.5.  Broker and Finders.  Neither
it nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders fees in connection with the transactions contemplated by this Agreement.

        3.  Representations and Warranties of
Lexit and Stockholder. Except as set forth in the corresponding sections or subsections of the Lexit
Disclosure Schedule annexed hereto as Appendix II
(the "Lexit Disclosure Schedule"), as the case may be, Lexit and Stockholder, jointly and severally, hereby represent and warrant to SWT, that:

                3.1.             Organization, Good
Standing and Qualification. Lexit is a corporation is duly organized, validly existing as a corporation and in good standing under the laws of the State of Colorado has all requisite power and authority to own and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing in each jurisdiction where the ownership or operation of its properties or conduct of its business requires such qualification. Lexit has made available to SWT a complete and correct copy of its Organizational Documents, each as amended to date. Such Organizational Documents as so made available are in full force and effect.

                3.2.  Capital Structure.  The
authorized capital stock of Lexit consists of (a)
100,000,000 shares of Lexit Common Stock, of which 1,390,000 shares were issued and outstanding and no shares were held in treasury as of the date of this Agreement and (b) 20,000,000 shares of Preferred
Stock, par value $.001 per share ("Lexit Preferred
Stock"), of which no shares are issued and outstanding on the date hereof. All of the outstanding shares of Lexit Common Stock have been duly authorized and are validly issued, fully paid and nonassessable. Lexit has no shares of Lexit Common Stock or Lexit
Preferred Stock reserved for issuance and there are no preemptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements or commitments to issue or to sell any shares of capital stock or other securities of Lexit or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire, any securities of Lexit, and no securities or obligation evidencing such rights are authorized, issued or outstanding. Lexit does not have outstanding any Voting Debt.

                3.3.  Corporate Authority;
Approval. Lexit each has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement. This Agreement is a valid and binding agreement of Lexit, enforceable against Lexit in accordance with its terms, subject to the Bankruptcy and Equity Exception. The Shares of Lexit
Common Stock, when issued pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and no stockholder of Lexit will have any preemptive right of subscription or purchase in respect thereof. The Board of Directors of Lexit and the Stockholder have unanimously approved this Agreement, the acquisition of the SWT Assets, the issuance of the shares and the other transactions contemplated hereby. The Shares of Lexit Common
Stock issued to SWT pursuant to this Agreement shall represent approximately 100.00% of the outstanding shares of Lexit Common Stock outstanding immediately after the Closing.

                3.4.  Governmental Filings; No
Violations.

                        (a)  Other than (i) the
filings and/or notices under the Exchange Act or the filing of a Registration Statement under the Securities
Act of 1933, as amended (the "Securities Act"), (ii) to comply with state securities or "blue-sky" laws, (such filings and/or notices of Lexit being the "Lexit
Governmental Consents", no notices, reports or other filings are required to be made by Lexit with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by Lexit from, any Governmental Entity, in connection with the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby, except those that the failure to make or obtain are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on it or prevent, materially delay or materially impair its ability to consummate the transactions contemplated by this Agreement.

                        (b)  The execution,
delivery and performance of this Agreement by Lexit does not, and the consummation by it of the transactions contemplated hereby will not, constitute or result in (A) a breach or violation of, or a default under, its Organizational Documents, (B) a breach or violation of, or a default under, the acceleration of any obligations or the creation of a lien, pledge, security interest or other encumbrance on its assets (with or without notice, lapse of time or both) pursuant to, any contract binding upon it or any Law or governmental or non-governmental permit or license to which it is subject or (C) any change in the rights or obligations of any party under any of its Contracts.

                3.5.             Absence of Certain
Changes. Except as expressly contemplated by this Agreement or set forth in Section 3.5 of the Lexit
Disclosure Schedule, since June 30, 2007, there has not been (i) any change in the financial condition, properties, prospects, business or results of operations of Lexit, except those changes that are not, individually or in the aggregate, reasonably likely to have a Material
Adverse Effect on it; or (ii) any change by it in accounting principles, practices or methods.

                3.6.  Litigation and
Liabilities. There are no (i) civil, criminal or administrative actions, suits, claims, hearings, investigations or proceedings pending or, to its knowledge, threatened against Lexit or any of its Affiliates (which term, as used in this Agreement, shall be as defined in Rule 12b-2 under the Exchange Act) or
(ii) obligations or liabilities, whether or not accrued, contingent or otherwise, including those relating to matters involving any Environmental Law, or any other facts or circumstances, that are reasonably likely to result in any claims against or obligations or liabilities of it or any of its Affiliates.

                3.7.  Taxes.  Lexit has prepared
in good faith and duly and timely filed (taking into account any extension of time within which to file) all Tax Returns as defined below required to be filed by it and all such filed tax returns are complete and accurate in all material respects and: (i) it has paid all Taxes (as defined below) that are shown as due on such filed Tax
Returns or that it is obligated to withhold from amounts owing to any employee, creditor or third party, except with respect to matters contested in good faith; (ii) as of the date hereof, there are not pending or, to its knowledge of its executive officers threatened, any audits, examinations, investigations or other proceedings in respect of Taxes or Tax matters; and (iii) there are not, to its knowledge, any unresolved questions or claims concerning its Tax liability. Lexit has no liability with respect to Taxes. As used in this Agreement, (i) the term "Tax" (including, with correlative meaning, the terms "Taxes", and "Taxable") includes all federal, state, local and foreign income, profits, franchise, gross receipts, environmental, customs duty, capital stock, severance, stamp, payroll, sales, employment, unemployment, disability, use, property, withholding, excise, production, value added, occupancy and other taxes, duties or assessments of any nature whatsoever, together with all interest, penalties and additions imposed with respect to such amounts and any interest with respect to such penalties and additions, and (ii) the term "Tax Return" includes all returns and reports (including elections, declarations, disclosures, schedules, estimates and information returns) required to be supplied to a Tax authority relating to Taxes

                3.8.  Broker and Finders.  Neither
Lexit nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders fees in connection with the transactions contemplated by this Agreement.

                3.9.  SEC Reporting and
Compliance.

                        (a)             Lexit filed a
registration statement on Form 10SB under the Exchange Act which became effective on May 15, 2007. Since that date, Lexit has timely filed with the Commission all registration statements, proxy statements, information statements and reports required to be filed pursuant to the Exchange Act.

                        (b)             Lexit has
delivered to SWT true and complete copies of all registration statements, information statements and other reports and filings (collectively, the "SEC
Documents") filed by Lexit with the
Commission. None of the SEC Documents, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein not misleading.

                        (c)  Lexit has filed
report on Form 8-K disclosing all information that materially affects the company and has maintained accurate filings since May 15, 2007. Prior to and until the Closing, Lexit will provide to SWT copies of any and all amendments or supplements to the SEC
Documents filed with the Commission and all subsequent registration statements and reports filed by Lexit subsequent to the filing of the SEC Documents with the Commission and any and all subsequent information statements, proxy statements, reports or notices filed by the Lexit with the Commission or delivered to the stockholders of Lexit.

                        (d)  Lexit is not an
investment company within the meaning of Section 3 of the Investment Company Act.

                        (e)  All of the
outstanding shares of Lexit Common Stock are "restricted securities," as defined under Rule 144 of the Securities Act, and all of such shares were issued in private transactions not involving a public offering.
Lexit is in compliance in all material respects with Rule
144 applicable to it and the Lexit Common Stock.

                        (f)  Lexit is a "blank
check company" subject to the requirements of Rule
419 of the Securities Act. Lexit is in compliance in all material respects with Rule 419 applicable to it and the Lexit Stock.

                        (g)  Lexit is also a "shell
company" under Rule 12b-2 of the Securities Act because it has no assets (other than cash) and no operations.

                        (h)  Between the date
hereof and the Closing Date, Lexit shall continue to timely satisfy the filing requirements of the Exchange
Act and all other requirements of applicable securities laws, including Rule 144 and Rule 419.

                        (i)  Lexit has otherwise
complied with the Securities Act, Exchange Act and all other applicable federal and state securities laws.

                3.10.             Financial
Statements. The balance sheets, and statements of income, changes in financial position and stockholders' equity contained in the SEC Documents (the "Lexit
Financial Statements") (i) have been prepared in accordance with GAAP applied on a basis consistent with prior periods (and, in the case of unaudited financial information, on a basis consistent with year-end audits), (ii) are in accordance with the books and records of Lexit, and (iii) present fairly in all material respects the financial condition of Lexit at the dates therein specified and the results of its operations and changes in financial position for the periods therein specified. The financial statements included on Form
10-SB for the period from inception, February 16, 2007, through June 30, 2007, are as audited by, and include the related opinions of Rotenberg & Co., LLP, Lexit's independent certified public accountants.

                3.11.             Compliance with
Laws. The business of Lexit has not been and is not being, conducted in violation of any Laws. No investigation or review by any Governmental Entity with respect to it is pending or, to the knowledge of its executive officers, threatened, nor has any Governmental Entity indicated an intention to conduct the same. To the knowledge of its executive officers, no material change is required in its processes, properties or procedures in connection with any such Laws, and it has not received any notice or communication of any material noncompliance with an y such Laws that has not been cured as of the date hereof. Lexit has all Permits necessary to conduct its business as presently conducted.

                3.12.             Absence of
Undisclosed Liabilities. Lexit does not have any material obligation or liability (whether accrued, absolute, contingent, liquidated or otherwise, whether due or to become due), arising out of any transaction entered into at or prior to the Closing, except (a) as disclosed in the SEC Documents, (b) to the extent set forth on or reserved against in the balance sheet of Lexit as of June 30, 2007 (the "Lexit Balance Sheet") or the Notes to the Lexit Financial Statements, (c) current liabilities incurred and obligations under agreements entered into in the usual and ordinary course of business since June 30, 2007 (the "Lexit
Balance Sheet Date"), none of which (individually or in the aggregate) materially and adversely affects the condition (financial or otherwise), properties, assets, liabilities, business operations, results of operations or prospects of Lexit, taken as a whole (the "Condition of Lexit"), and (d) by the specific terms of any written agreement, document or arrangement attached as an exhibit to the SEC Documents.

                3.13.             Absence of Assets,
Business, etc. Lexit has not conducted any business activities other than those incident to its formation, the filing of the Form 10SB and the execution and delivery of this Agreement and Lexit, other than as set forth in
Section 3.13 of the Lexit Disclosure Schedule:

                        (a)  does not have any
Subsidiaries;

                        (b)  is not a party to any
written or oral Contracts;

                        (c)  owns no real or
personal property or other assets;

(d)  	does not have and
has never had any
employees or adopted or
maintained any Employee
Benefit Plans.

                3.14.  Stockholder
Matters. Stockholder has good and marketable title to the Lexit Shares free and clear of any lien, claim, charge or encumbrance. Stockholder has full power and authority to execute and deliver this Agreement and to perform his obligations hereunder. The execution, delivery and performance of this Agreement by Stockholder will not violate, conflict with or result in the breach of the terms of any other agreement, instrument, judgment, order or decree to which Stockholder is a party or may be subject.

        4.  Closing Deliveries.

                4.1.  By SWT with respect to
Sale of SWT Assets. SWT shall deliver to Lexit at the Closing each of the following documents:

                        (a)  a Bill of Sale in the
form attached hereto as Exhibit A, duly executed by SWT;

                        (b)  an Assignment and
Assumption of Contracts and Liabilities executed by SWT evidencing SWT's assignment and Lexit's assumption of the Assumed Liabilities contemplated by
Section 1.3 hereof in the form attached hereto as Exhibit B (the "Assignment and Assumption
Agreement");

                        (c)  cross receipt
executed by SWT, in the form of Exhibit C ("Cross
Receipt");

                        (d)  a certificate
executed by the President of SWT that all representations and warranties made herein by SWT are true and correct and that all terms, conditions and provisions of this Agreement have been performed and complied with at the time of Closing;

                        (e)  a certificate from
the secretary of SWT attesting to the accuracy of resolutions to be attached thereto approved by the Board of Directors of SWT authorizing the sale of the SWT Assets and providing incumbency information for the individual signing this Agreement on behalf of SWT;

                        (f)  such certificates or
other documents as may be reasonably requested by Lexit, including, without limitation, certificates of legal existence, good standing and certified charter documents from the Secretary of State of Colorado, and certificates of the Chief Executive Officer of SWT with respect to minutes, resolutions, by-laws and any other relevant matters concerning SWT in connection with the transactions contemplated by this Agreement.

                4.2.  By Lexit with respect to
Purchase of SWT Assets. Lexit shall deliver to SWT at the Closing each of the following documents:

                        (a)  a certificate
representing the Shares;

                        (b)  the Assignment and
Assumption Agreement (Exhibit B), executed by Lexit;

                        (c)  the Cross Receipt
(Exhibit C), executed by Lexit;

                        (d)  a certificate
executed by the President of Lexit that all representations and warranties made herein are true and correct and that all terms, conditions and provisions of this Agreement have been performed and complied with at the time of Closing; and

                        (e)  a certificate of the
secretary of Lexit attesting to the accuracy of the resolutions to be attached thereto approved by the Board of Directors of Lexit approving the purchase of the SWT Assets and providing incumbency information for the individual signing this Agreement on behalf of Lexit.

                        (f)  such certificates or
other documents as may be reasonably requested by SWT, including, without limitation, certificates of legal existence, good standing and certified charter documents from the Secretary of State of Colorado, and certificates of an officer of Lexit with respect to directors' resolutions, by-laws and other matters.

                4.3.  By Stockholder with respect
to Share Cancellation. Stockholder shall deliver to Lexit at the Closing for cancellation a certificate representing 1,390,000 shares of Lexit Common Stock duly endorsed for transfer or accompanied by a stock power duly executed in black.

                4.4.  By SWT with respect to
Share Cancellation. SWT shall deliver to Stockholder by wire transfer at the Closing a cash payment in the amount of Five Thousand Dollars ($5,000).

        5.  Covenants.  Except as expressly
contemplated or permitted by this Agreement, or to the extent that SWT shall otherwise consent in writing, during the period from the date of this Agreement and continuing until the Closing, Lexit agrees that:

                5.1.  Ordinary Course.  Lexit
shall conduct no business activities other than as contemplated by the Agreement or required by law.

                5.2.  Dividends; Changes in
Stock. Except to the extent contemplated by this Agreement, Lexit shall not, nor shall it propose to, (i) declare or pay any dividends on or make other distributions in respect of any of its capital stock or other outstanding securities or interests, (ii) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in replacement of, in lieu of or in substitution for shares of its capital stock, or (iii) repurchase, redeem or otherwise acquire, or permit any Subsidiary to repurchase, redeem or otherwise acquire, any shares of its capital stock.

                5.3.  Issuance of
Securities. Lexit shall not issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its capital stock of any class, any Voting
Debt or any securities convertible into, or any rights, warrants, calls, subscriptions or options to acquire, any such shares, Voting Debt or convertible securities.

                5.4.  Governing
Documents. Lexit shall not amend or propose to amend their Organizational Documents.

                5.5.  No Acquisitions.  Lexit
shall not acquire or agree to acquire by merging or consolidating with, or by purchasing an equity interest in or portion of the assets of, or by any manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets.

                5.6.  Other Actions.  Lexit shall
not take any action that would or is reasonably likely to result in any of its representations and warranties set forth in this Agreement being untrue or in its failure to perform covenants it is obliged to perform hereunder or in any of the conditions to the Closing set forth in
Section 6 not being satisfied.

                5.7.  Advice of Changes;
Filings. Lexit shall confer on a regular and frequent basis with SWT and promptly advise SWT in writing of any change or event having (in either case), or which, insofar as can reasonably be foreseen could have (in either case), a Material Adverse Effect on it (financial or otherwise), prospective results of operations or net worth. Lexit shall promptly provide to SWT (or its counsel) copies of all filings made by it with any Federal, state or foreign Governmental Entity in connection with this Agreement and the transactions contemplated hereby or which are material to the operation of the business conducted by it.

                5.8.  Notice of Untrue
Facts. Lexit will promptly advise the other party if, at any time before the Proxy Statement/Prospectus (as defined in Section 5.14) is mailed to the stockholders of SWT or before the meeting of SWT's stockholders held pursuant to Section 5.14 hereof, the Proxy
Statement/Prospectus as the same relates to it, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

                5.9.  Consents Without Any
Condition. Lexit shall not make any agreement or reach any understanding not approved in writing by the other party as a condition for obtaining any consent, authorization, approval, order, license, certificate, or permit required for the consummation of any of the transactions contemplated by this Agreement.

                5.10.  Legal Requirements.  Lexit
will take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on it with respect to the transactions contemplated by this Agreement (which actions shall include, without limitation, furnishing all information required in connection with approvals of or filings with any other Governmental Entity and filing initial notices and obtaining an administrative consent order or otherwise satisfying the requirements of any state or federal environmental laws with respect to properties owned, leased, or operated by it on or before the date of this Agreement and through the Closing Date, to the extent such properties are subject to such laws) and will promptly cooperate with and furnish information to SWT in connection with any such requirements imposed upon Lexit in connection with the transactions contemplated by this Agreement. It will take all reasonable actions necessary to obtain (and will cooperate with the other party obtaining) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity or other public or private third party, required to be obtained or made by Lexit in connection with the transactions contemplated by this Agreement or the taking of any action contemplated thereby or by this Agreement.

                5.11.  Access to
Information. Upon reasonable notice and subject to restrictions contained in confidentiality agreements to which Lexit is subject, Lexit shall afford to the officers, employees, accountants, counsel and other representatives of SWT, access, during normal business hours during the period prior to the Closing, to all of its properties, books, contracts, commitments and records and during such period, it shall furnish promptly to the other (a) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal securities laws and (b) all other information concerning its business, properties and personnel as SWT may reasonably request.

                5.12.  Additional Agreements;
Best Efforts. Lexit will use its best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including cooperating fully with SWT. In case at any time after the Closing Date any further action is necessary or desirable to carry out the purposes of this Agreement or to vest Lexit with full title to all properties, assets, rights, approvals, immunities and franchises of the Business, the proper officers and directors of each party to this Agreement shall take all such necessary action.

                5.13.  Additional Covenants of
Lexit and Stockholder. During the period from the date of this Agreement and continuing until the Closing, Lexit and Stockholder agree that (except as expressly contemplated or permitted by this Agreement or to the extent that SWT shall otherwise consent in writing):

                        (a)  SEC Reports.  Lexit
shall duly and timely file all reports and other documents required to be filed by it with the SEC and will deliver complete and accurate copies thereof to SWT at the time of filing. None of such reports and other documents will contain at the time of filing any untrue statement of a material fact or omit to state any material fact (excluding any such misstatement or omission made in reliance upon information provided by SWT) required to be stated therein or necessary to make the statements therein not misleading, and all of such reports shall comply as to form in all material respects with all of the applicable rules and regulations promulgated under the Exchange Act and the Securities
Act, as the case may be.

                        (b)  OTC Bulletin Board
Listing. Lexit shall take all actions reasonably requested by SWT in connection with arranging for the Lexit Common Stock to be listed on the OTC Bulletin
Board.

                        (c)  Resignation of
Directors. Consistent with applicable law, Lexit shall procure prior to the Closing Date, the resignation of the Stockholder as sole director of Lexit and shall cause
Lexit's Board of Directors, prior to the effectiveness of such resignation and prior to the Closing Date, to elect to the Board of Directors of Lexit, effective as of the Closing Date, such number of individuals as shall be designated by SWT prior to the Closing.

                        (d)  Discharge of
Liabilities. Prior to the Closing Date, the Stockholder shall satisfy or cause Lexit to satisfy and discharge all liabilities of Lexit which would otherwise exist on the Closing Date such that Lexit will have no liabilities, whether actual or contingent, on the Closing Date.

                        (e)  Indebtedness.  Lexit
shall not, incur (which shall be deemed to include entering into credit agreements, lines of credit or similar arrangements) any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or warrants or rights to acquire any debt securities of it or any of its Subsidiaries or guarantee any debt securities of others.

                        (f)  Acquisitions of
Property. Lexit agrees it will not, without the prior written consent of SWT, acquire or lease any additional real or personal property, including, without limitation, capital equipment or inventories.

                        (g)  No Related
Transaction. Lexit shall not enter into or become a party to any contract, lease, agreement or transaction with any member of its board of directors, any of its officers or management employees or with any business organization owned or controlled by any of them, from the date of the execution of this Agreement to the Closing Date.

                5.14.  Registration Statement,
Joint Proxy Statement/Prospectus and Related Matters.

                        (a)  As promptly as
practicable after the date of this Agreement, Lexit and
SWT shall prepare, and Lexit shall file with the SEC, a
joint proxy statement/prospectus (the "Proxy
Statement/Prospectus") to be sent to the stockholders of
SWT in connection with the meeting of SWT's
stockholders (the "SWT Stockholders' Meeting) to vote
on the approval of the sale of the SWT Assets
hereunder and the other transactions contemplated
hereby.  In connection therewith, Lexit shall prepare
and file with the SEC a registration statement on Form
S-4 pursuant to which the shares of Lexit Common
Stock to be issued pursuant to this Agreement will be
registered with the SEC (the "Registration Statement"),
and in which the Proxy Statement/Prospectus will be
included as a prospectus.   Lexit shall use reasonable
best efforts to cause the Registration Statement to become effective as soon after filing as practicable. Lexit shall make all other necessary filings with respect to this Agreement and the transactions contemplated hereby under the Securities Act of 1933 and the Securities Exchange Act of 1934 and the rules and regulations of the SEC thereunder.

                        (b)  SWT shall take
such action as may be necessary to ensure that (i) the information to be supplied by SWT for inclusion in the Registration Statement shall not at the time the Registration Statement is declared effective by the SEC contain any untrue statement of a material fact required to be stated in the Registration Statement or necessary in order to make the statements in the Registration
Statement, in light of the circumstances under which they were made, not misleading, and (ii) the information supplied by SWT for inclusion in the Proxy
Statement/Prospectus shall not, on the date the Proxy
Statement/Prospectus is first mailed to stockholders of SWT or Lexit, and at the time of the SWT's
Stockholders' Meeting contain any statement that, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made in the Proxy Statement/Prospectus not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for SWT's Stockholders'
Meeting that has become false or misleading. If at any time prior to the Closing any event relating to SWT or any of its Affiliates, officers or directors should be discovered by SWT that should be set forth in an amendment to the Registration Statement or a supplement to the Proxy Statement/Prospectus, SWT shall promptly so inform Lexit.

                        (c)  Lexit shall take such
action as may be necessary to ensure that (i) the information to be supplied by it for inclusion in the Registration Statement shall not at the time the Registration Statement is declared effective by the SEC contain any untrue statement of a material fact required to be stated in the Registration Statement or necessary in order to make the statements in the Registration
Statement, in light of the circumstances under which they were made, not misleading, and (ii) the information supplied by it for inclusion in the Proxy
Statement/Prospectus shall not, on the date the Proxy
Statement/Prospectus is first mailed to stockholders of SWT, and at the time of SWT's Stockholders' Meeting contain any statement that, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made in the Proxy Statement/Prospectus not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for SWT's Stockholders' Meeting that has become false or misleading. If at any time prior to the Closing any event relating to Lexit or any of their respective Affiliates, officers or directors should be discovered by Lexit, as the case may be, that should be set forth in an amendment to the Registration Statement or a supplement to the Proxy Statement/Prospectus, the party discovering same shall promptly so inform SWT.

                        (d)  SWT shall each call
a meeting of stockholders to be held as promptly as practicable for the purpose of voting on the sale of the SWT Assets pursuant to this Agreement and the other transactions contemplated hereby.

        6.  Conditions.

                6.1.  Conditions to Each Party's
Obligation to Close Transaction. The respective obligations of each party to effect the Transactions contemplated by this Agreement shall be subject to the satisfaction prior to the Closing Date of the following conditions:

                        (a)  This Agreement and
the transactions contemplated hereby shall have been approved and adopted by the affirmative vote of the holders of a majority of the outstanding shares of SWT
Common Stock.

                        (b)  Lexit shall have
received all state securities or "Blue Sky" permits and other authorizations necessary to issue the Lexit
Common Stock pursuant to this Agreement.

                        (c)  No temporary
restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated by this Agreement shall be in effect.

                        (d)  The Registration
Statement shall have become effective under the Securities Act, no stop order suspending the effectiveness of the Registration Statement shall then be in effect, and no proceedings for that purpose shall then be threatened by the SEC or shall have been initiated by the SEC and not concluded or withdrawn.

                6.2.  Conditions of Obligations of
Lexit. The obligations of Lexit to effect the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions unless, to the extent permitted below, waived by Lexit:

                        (a)  The representations
and warranties of SWT set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement, and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement, and Lexit shall have received a certificate signed on behalf of SWT by the President and Chief Financial Officer of SWT to such effect.

                        (b)  SWT shall have
performed in all material respects all obligations, covenants and agreements required to be performed by it under this Agreement at or prior to the Closing Date, and Lexit shall have received a certificate signed on behalf of SWT by the president and Chief Financial
Officer of SWT to such effect.

                6.3.  Conditions of Obligations of
SWT. The obligation of SWT to effect the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions unless waived by SWT:

                        (a)  The representations
and warranties of Lexit and Stockholder set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement and SWT shall have received a certificate signed on behalf of Lexit by the President of Lexit to such effect.

                        (b)  Lexit and
Stockholder shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and SWT shall have received a certificate signed on behalf of Lexit by the President of Lexit to such effect.

                        (c)  The consents set
forth in Section 6.3(c) of the SWT Disclosure Schedule shall have been obtained.

        7.  Post-Closing Agreements.  SWT and
Lexit, as the case may be, agree that from and after the Closing Date:

                7.1.  Further Assurances and
Data.

                        (a)  At any time and
from time to time after the Closing Date, at Lexit's reasonable request and without further consideration, SWT shall execute and deliver such instruments of sale, transfer, conveyance, assignment and confirmation, and take such other action, all at Lexit's sole cost and expense, as Lexit may reasonably request to more effectively transfer, convey and assign to Lexit, and to confirm Lexit's title to, all the SWT Assets, to put Lexit in actual possession and operating control thereof, to assist Lexit in exercising all rights with respect thereto, and to carry out the purpose and intent of this Agreement. Immediately after the Closing Date, SWT shall, to the extent applicable, authorize the release to Lexit of all files pertaining to the SWT Assets held by any federal, state, county or local authorities, agencies or instrumentalities. SWT and Lexit will cooperate in communications with suppliers and customers to accomplish the transfer of the SWT Assets to Lexit.

                        (b)  The parties agree
that from and after the Closing Date, as to any monies received that rightfully belong to the other party, they shall remit such monies promptly to the other party.

                7.2.  Cooperation in
Litigation. Each party hereto will reasonably cooperate with the other in the defense or prosecution of any litigation or proceeding already instituted or which may be instituted hereafter against or by such party relating to or arising out of the use of the SWT Assets prior to the Closing Date (other than litigation arising out of the transactions contemplated by this Agreement). The party requesting such cooperation shall pay the out-of-pocket expenses (including legal fees and disbursements) of the party providing such cooperation and of its officers, directors, employees, other personnel and agents reasonably incurred in connection with providing such cooperation, but shall not be responsible to reimburse the party providing such cooperation for such party's time spent in such cooperation or the salaries or costs of fringe benefits or similar expenses paid by the party providing such cooperation to its officers, directors, employees, other personnel and agents while assisting in the defense or prosecution of any such litigation or proceeding.

                7.3.  Consents.  SWT will use its
commercially reasonable best efforts to obtain by the Closing Date, consents from each landlord relating to all real property leases identified on Section 2.16 of the SWT Disclosure Schedule, consenting to the assumption of each such real property lease by Lexit, and any other consents required under any Contract or otherwise in connection with the transactions contemplated by this Agreement. To the extent that any interest in any of the SWT Assets is not capable of being assigned, transferred, conveyed or registered without the consent, waiver or authorization of, or registration with, a third person (including, but not limited to, a governmental, regulatory or administrative authority), or if such assignment, transfer, conveyance, registration or attempted assignment, transfer, conveyance or registration would constitute a breach of any SWT Asset, or a violation of any law, statute, decree, rule, regulation or other governmental edict or is not immediately practicable, this Agreement shall not constitute an assignment, transfer or conveyance of such interest, or an attempted assignment, transfer or conveyance of such interest (such interests being hereinafter collectively referred to as "Restricted
Interests").  The entire beneficial interest in any SWT
Assets subject to a restriction as described above, and any other interest in such SWT Assets which are transferable notwithstanding such restriction, shall be transferred from SWT to Lexit as provided in
Section 1.1(a).  To the extent that any required
consents, waivers, authorizations and registrations are not obtained, or until the impracticalities of transfer referred to therein are resolved, SWT shall (i) provide to Lexit, at the request of Lexit, the benefits of any Restricted Interests, (ii) cooperate in reasonable and lawful arrangements designed to provide such benefits to Lexit and (iii) enforce, at the request of Lexit for the account of Lexit, any rights of SWT arising from any Restricted Interests (including the right to elect to terminate in accordance with the terms thereof upon the advice of Lexit).

        8.  Indemnification.  The Stockholder
agrees to defend, indemnify and hold harmless SWT and its officers, directors, employees, managers, members, agents, advisers and representatives
(collectively, the "Indemnitees") from and against, and pay or reimburse the Indemnitees for, any and all claims, demands, liabilities, obligations, losses, fines, costs, expenses, royalties, litigation, deficiencies or damages (whether absolute, accrued, contingent or otherwise and whether or not resulting from third party claims), including interest and penalties with respect thereto and out-of-pocket expenses and reasonable attorneys' and accountants' fees and expenses incurred in the investigation or defense of any of the same or in asserting, preserving or enforcing any of their respective rights hereunder (collectively, "Losses", and each individually, a "Loss"), resulting from or arising out of:

                        (a)  any breach of the
Representations and Warranties of Lexit and/or
Stockholder set forth in this Agreement;

                        (b)  any transaction,
liability or obligation, whether absolute or contingent, that occurs or arises out of the business operations or activities of Lexit on or prior to the Closing Date;

                        (c)  Any taxes arising
out of the operations of Lexit prior to the Closing Date.

                8.1.  Indemnification
Procedures. In the case of any claim asserted by a third party against a party entitled to indemnification under this Agreement (the "Indemnified Party"), notice shall be given by the Indemnified Party to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and the Indemnified Party shall permit the Indemnifying Party (at the expense of such Indemnifying Party) to assume the defense of any claim or any litigation resulting therefrom, provided, that (i) counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be reasonably satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense at such Indemnified Party's expense, and (ii) the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except to the extent that such failure results in a lack of actual notice to the Indemnifying Party and such Indemnifying
Party is materially prejudiced as a result of such failure to give notice. Except with the prior written consent of the Indemnified Party, no Indemnifying Party, in the defense of any such claim or litigation, shall consent to entry of any judgment or enter into any settlement that provides for injunctive or other nonmonetary relief affecting the Indemnified Party or that does not include as an unconditional term thereof the giving by each claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation. In no event shall a party guilty of fraud or willful misconduct be entitled to indemnity with respect to any matter involving such fraud or willful misconduct. In the event that the Indemnified Party shall in good faith determine that the Indemnified Party may have available to it one or more defenses or counterclaims that are inconsistent with one or more of those that may be available to the Indemnifying Party in respect of such claim or any litigation relating thereto, the Indemnified Party shall have the right at all times to take over and assume control over the defense, settlement, negotiations or litigation relating to any such claim at the sole cost of the Indemnifying Party, provided, that if the Indemnified Party does so take over and assume control, the Indemnified Party shall not settle such claim or litigation without the written consent of the Indemnifying Party, such consent not to be unreasonably withheld. In the event that the Indemnifying Party does not accept the defense of any matter as above provided, the Indemnified Party shall have the full right to defense against any such claim or demand, and shall be entitled to settle or agree to pay in full such claim or demand, subject to the written consent of the Indemnifying Party such consent not to be unreasonably withheld. In any event, except to the extent that they have an interest adverse to the other, the parties hereto shall cooperate in the defense of any claim or litigation subject to this Section 8 and the records of each shall be available to the other with respect to such defense.

        9.  Transfer and Sales
Tax. Notwithstanding any provisions of law imposing the burden of such taxes on SWT or Lexit, as the case may be, Lexit shall be responsible for and shall pay (a) all sales, bulk sales, use and transfer taxes, and (b) all governmental charges, if any, upon and due in connection with the sale or transfer of any of the SWT
Assets hereunder.

        10.  Termination.

                10.1.  Time of Termination.  This
Agreement may be terminated at any time prior to the Closing, whether before or after approval of the matters presented in connection with the transactions contemplated by this Agreement by the stockholders of
SWT:

                        (a)  By mutual consent
of Lexit and SWT.

                        (b)  (i) By either Lexit
or Stockholder on the one hand or SWT on the other hand if there shall be a material breach of any representation, warranty, covenant, obligation or agreement on the part of the other party set forth in this Agreement which breach shall not have been cured, in the case of a representation or warranty, prior to the Closing, or in the case of a covenant, obligation or agreement, within two (2) business days following receipt by the breaching party of notice of such breach;
or (ii) by either Lexit or SWT if any permanent injunction or other order of a court or other competent authority preventing the consummation of the transactions contemplated by this Agreement shall have become final and non-appealable.

                        (c)  By either Lexit or
SWT if the stockholders of SWT do not approve the transactions contemplated by this Agreement.

                10.2.  Effect of Termination.  In
event of a termination of this Agreement by either SWT or Lexit as provided in Section 10.1, this Agreement shall forthwith become void; provided, however, that no such termination shall relieve any party hereto from any liability for breach of this Agreement.

                10.3.  Remedies Not
Exclusive. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, including, without limitation, the remedy of specific performance. The election of any one or more remedies by Lexit or SWT shall not constitute a waiver of the right to pursue other available remedies.

        11.  Notices.  Any notices or other
communications required or permitted hereunder shall be in writing and shall be sufficiently given if delivered personally or sent by facsimile (with transmission confirmed), Federal Express, registered or certified mail, return receipt requested, postage prepaid, addressed as follows or to such other address or facsimile number of which the parties may have given notice:

To SWT:
SmartWear Technologies, Inc.
10120 S. Eastern Ave.
Suite 200
Henderson, NV 89052.

To Lexit or the
Stockholder:

AL Kennedy
9595 Wilshire Blvd.
Beverly Hills, CA 90212

Unless otherwise specified herein, such notices or other communications shall be deemed received (a) on the date delivered, if delivered personally, by facsimile or by Federal Express; or (b) three business days after being sent, if sent by registered or certified mail.

        12.  Successors and Assigns.  This
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns, except that neither party may assign its obligations hereunder without the prior written consent of the other party hereto.

        13.  Entire Agreement; Amendments;
Attachments.

                13.1.  Entire Agreement;
Amendment. This Agreement, all schedules and exhibits hereto, and all agreements and instruments to be delivered by the parties pursuant hereto represent the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede all prior oral and written, and all contemporaneous oral negotiations, commitments and understandings between such parties. Lexit and SWT, by the consent of their respective Boards of Directors, or officers authorized by such Boards, may amend or modify this Agreement, in such manner as may be agreed upon, by a written instrument executed by Lexit and SWT.

                13.2.  Attachments.  If the
provisions of any schedule or exhibit to this Agreement are inconsistent with the provisions of this Agreement, the provisions of this Agreement shall prevail. The exhibits and schedules attached hereto or to be attached hereafter are hereby incorporated as integral parts of this Agreement.

        14.  Expenses.  Expenses incurred in
connection with this Agreement and the transactions contemplated hereby shall be borne by the parties in accordance with the terms of the letter agreement of even date herewith among SWT and Lexit.

        15.  Legal Fees.  In the event that legal
proceedings are commenced by any party hereto against any other party hereto in connection with this Agreement or the transactions contemplated hereby, the party which does not prevail in such proceedings shall pay the reasonable attorneys' fees and costs incurred by the prevailing party in such proceedings.

        16.  Governing Law.  This Agreement
shall be governed by and construed in accordance with the laws of the State of Colorado, without regard to conflicts of law principles.

        17.  Section Headings.  The section
headings are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

        18.  Severability.  The invalidity or
unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

        19.  Counterparts.  This Agreement may
be executed in one or more counterparts, each of which shall be deemed an original but all of which, when taken together, shall be one and the same document.

        20.  Public Disclosure.  Neither party shall
make any public statement about, nor issue any press release concerning this Agreement or the transactions contemplated hereby without first consulting with the other party hereto as to the form and substance of any such press release or public disclosure; provided, however, that nothing in this Section 18 shall be deemed to prohibit any party hereto from making any disclosure that its counsel deems necessary or advisable in order to satisfy such party's disclosure obligation imposed by law.

        21.  Employees; WARN Act.  Effective
on the Closing Date, SWT shall terminate the employment of all employees engaged in the Business
(the "Terminated Employees"), and shall terminate any employment agreements with such Terminated
Employees. As of the Closing Date, Lexit shall offer employment to all of the Terminated Employees (such hired persons being the "Hired Employees"), at initial salaries and with initial benefits comparable to those immediately prior to the termination. For the purposes of determining and measuring benefits provided to any given Hired Employee by Lexit, each Hired Employee will be given credit for the Hired Employee's term of service to SWT. For a period of at least forty-five (45) days from and after the Effective Date, Lexit shall employ substantially all, but in no event less than 70%, of the Hired Employees and shall not terminate more than 10 full time employees who were employed by SWT as of the Closing Date. Lexit shall be liable and responsible for any obligations under the Worker
Adjustment and Retraining Notification Act, as amended (the "WARN Act"), arising out of Lexit's breach of this Section 21 with respect to the Hired
Employees.







                        (a)  IN WITNESS
WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.


SMARTWEAR
TECHNOLOGIES,
INC.





Dated: November 6, 2007
By:
/s/ Bob Reed



Name: Bob Reed



Title: President







Lexit Technology,
Inc.





Dated: November 6, 2007
By:
/s/ AL Kennedy



Name: AL Kennedy



Title: AL Kennedy













Dated: November 6, 2007
By:
/s/ AL Kennedy



Name: AL Kennedy



Individually